UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2007
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	0001-338613	16-1731691
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas		75201
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 23, 2007, Regency Energy Partners LP (the “Partnership”) issued a press release announcing the commencement of an underwritten public offering of 10,000,000 common units pursuant to an effective registration statement. The Partnership intends to grant the underwriters a 30-day option to purchase a maximum of 1,500,000 additional common units to cover over-allotments, if any. A copy of the Partnership’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Exhibits.

Exh. No.	Description of Exhibit
99.1	Regency Energy Partners LP Press Release issued July 23, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: REGENCY GP LP, its General Partner By: REGENCY GP LLC, its General Partner
By:
Stephen L. Arata
Executive Vice President and Chief Financial Officer

July 23, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Regency Energy Partners LP Press Release issued July 23, 2007

3